UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2026

Suncrete, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43227	39-4989597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

817 E. 4th Street
Tulsa, Oklahoma 74120

(Address of principal executive offices, including zip code)

(918) 355-5700

Registrant’s telephone number, including area code

324 Royal Palm Way
Suite 300-i
Palm Beach, FL 33480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 8, 2026, Suncrete, Inc. issued a press release announcing the completion of its previously announced business combination (the “Business Combination”) with Haymaker Acquisition Corp. 4 (the “Haymaker”), which is listed in Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 (including Exhibit 99.1) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01 Other Items.

In connection with the closing of the Business Combination, holders of 12,628,150 Class A ordinary shares sold in Haymaker’s initial public offering properly exercised their right to have their shares redeemed for a pro rata portion of the trust account holding the proceeds from Haymaker’s initial public offering. On April 8, 2026, prior to the Domestication, Haymaker redeemed 12,628,150 Class A ordinary shares for $11.57 per share. As a result, on April 8, 2026, after giving effect to redemptions and payments to holders under prepaid forward agreements and before paying expenses, there was approximately $59 million remaining in the trust account.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 8, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCRETE, INC.

Date: April 8, 2026	By:	/s/ Randall Edgar
Name: Randall Edgar
Title: Chief Executive Officer